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               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)  October 12, 1999
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                      Casinovations Incorporated
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          (Exact name of Registrant as specified in charter)

                                Nevada
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            (State or other jurisdiction of incorporation)

         000-25855                            91-1696010
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  (Commission File Number)        (IRS Employee Identification No.)

6744 South Spencer Street, Las Vegas, Nevada                 89119
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code   (702) 733-7195
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                            Not Applicable
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    (Former name or former address, if changed since last report)

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 ITEM 5.   OTHER EVENTS

      DEATH OF RICHARD S.  HUSON

      On October 12, 1999, Richard S. Huson, former Chairman of the Board and principal stockholder of Casinovations Incorporated, a Nevada corporation (the "Company"), died after a lengthy illness. Prior to Mr. Huson's death, Mr. Huson, as trustee of the Richard S. Huson Revocable Trust (the "Trust"), had transferred to James E. Crabbe the voting rights to certain shares of the Company's common stock held by the Trust. As a result of this transfer, Mr. Crabbe holds approximately 63% of the voting power in the Company. For additional information, see "Item 5. Other Information. Irrevocable Power-of-Attorney Granting Voting Rights of the Company's Common Stock" in the Company's Quarterly Report on Form 10-QSB, as filed with the Securities and Exchange Commission on August 13, 1999.

      COMPANY DEVELOPMENTS

      Over the past few months, the Company's manufacturing process has been enhanced through the use of optical tachometers, laser heat sensors, and state-of-the-art optical comparators. This produced a more consistent manufacturing process which resulted in the elimination of approximately twenty (20) manufacturing and service personnel positions. Also contributing to the reduction in staff was the implementation of upgraded components for the new Universal Shuffler(TM) which resulted in significantly fewer service requirements.

      In addition, the Company has established service centers in Detroit, Michigan; Seattle, Washington; Miami, Florida; and Biloxi, Mississippi. The Company's service centers and quality assurance system provide the Company with a consistent regional presence and have resulted in fewer service calls.

      By mid-November, the Company expects to be operational in its new corporate offices and manufacturing center in Las Vegas, Nevada.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements of Businesses Acquired.

               Not Applicable.

          (b)  Pro Forma Financial Information.

               Not Applicable.

          (c)  Exhibits.

               Not Applicable.

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                            SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            CASINOVATIONS  INCORPORATED
                                     (Registrant)



Date:  October 15, 1999     By: /s/ Steven J. Blad
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                                Steven J. Blad
                                President and Chief Executive
                                Officer